EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Modern Mobility Aids, Inc, (the "Registrant") on Form 10-Q for the quarterly period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mohamed K. Karatella, President, Acting Chief Financial Officer, Treasurer, (Principal Executive Officer and Acting Principal Accounting Officer) of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report, to which this certification is attached as Exhibit 32, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

Dated: February 20, 2012
/s/ Mohamed K. Karatella

Mohamed K. Karatella, President,
(Principal Executive Officer) Acting Chief Financial Officer, Treasurer, (Acting Principal Accounting Officer) and Director